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                                                                   EXHIBIT 10.83

                                  DEED OF TRUST


                           THIS Deed of Trust made the 14 day of November, 1996,
                  between NEXTHEALTH, INC., a Delaware corporation having an office at 16600 N. Lago Del Oro Parkway, Tucson, Arizona 85739 (hereinafter referred to as "Grantor"), and FIDELITY NATIONAL TITLE AGENCY, INC., an Arizona corporation whose mailing address is 7750 E. Broadway, Suite A-200, Tucson, Arizona 85710-3903 (hereinafter referred to as "Trustee"), for the use and benefit of AP LOM LLC a Delaware limited liability company having an office at c/o Apollo Real Estate Advisors L.P., 1301 Avenue of the Americas, 38th Floor, New York, New York 10019 (hereinafter referred to as "Beneficiary"),


                              W I T N E S S E T H :


         A. Whereas Grantor is the owner of a fee estate in the premises described in EXHIBIT A attached hereto (hereinafter referred to as the "Premises");

         B. NOW, THEREFORE, to secure the payment of an indebtedness in the aggregate principal sum of up to THIRTEEN MILLION NINETY THOUSAND and 00/100 Dollars ($13,090,000), lawful money of the United States of America, or so much thereof as may be advanced in accordance with the provisions of the Credit Agreement, to be paid with interest according to (i) that certain A Term Note in an amount up to $8,090,000 and (ii) that certain B Term Note in an amount up to $5,000,000 (hereinafter referred to collectively as the "Notes") given by Grantor to Beneficiary (said indebtedness, interest and all other sums of any nature whatsoever which may or shall become due under or pursuant to the provisions of the Notes, as such Notes may be extended, modified or renewed, this Deed of Trust or the other Loan Documents being hereinafter collectively referred to as the "Debt"), Grantor has given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Trustee IN TRUST FOREVER, WITH POWER OF SALE, all right, title and interest of Grantor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Trust Property"):

                  (a) the Premises;


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                  (b) all buildings and improvements now or hereafter located on the Premises (hereinafter referred to as the "Improvements");

                  (c) all of the estate, right, title, claim or demand of any nature whatsoever of Grantor, either in law or in equity, in possession or expectancy, in and to the Trust Property or any part thereof;

                  (d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Trust Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

                  (e) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter located upon the Trust Property, or appurtenances thereto, or usable in connection with the present or future operation and occupancy of the Trust Property and all building equipment, materials and supplies of any nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter located upon the Trust Property (hereinafter collectively referred to as the "Equipment"), and the right, title and interest of Grantor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Premises are located), superior in lien to the lien of this Deed of Trust;

                  (f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Trust Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Trust Property;

                  (g) all leases, licenses and other agreements affecting or relating to the use or occupancy of the Trust Property now or hereafter entered into (hereinafter referred to as the "Leases") and the right to receive and apply the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Trust Property and the fees, charges, accounts, accounts receivable or other payments for the use or occupancy of rooms, suites and private and public function space constituting part of or located in the Trust Property including but not limited to the rental of any office


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         space, retail space, halls, stores, and offices of every kind, and rentals, revenues of the rental of rooms, food and beverage facilities, telephone services, laundry, vending, television and parking (hereinafter collectively referred to as the "Rents") to the payment of the Debt;

                  (h) all proceeds of and any unearned premiums on any insurance policies covering the Trust Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Trust Property; and

                  (i) the right, in the name and on behalf of Grantor, to appear in and defend any action, case or proceeding brought with respect to the Trust Property and to commence any action, case or proceeding to protect the interest of Beneficiary in the Trust Property;

         TO HAVE AND TO HOLD the above granted and described Trust Property unto and to the proper use and benefit of Trustee, and the successors and assigns of Trustee, forever;

         IN TRUST, to secure the payment to Beneficiary of the Debt at the time and in the manner provided for its payment in the Notes, this Deed of Trust and the other Loan Documents;

         AND Grantor covenants and agrees with and represents and warrants to Trustee and Beneficiary as follows:

         1. DEFINITIONS. Attached to this Deed of Trust as EXHIBIT B is an index of the defined terms used in this Deed of Trust.

         2. PAYMENT OF DEBT. Grantor will pay the Debt at the time and in the manner provided for its payment in the Notes, this Deed of Trust and the other Loan Documents.

         3. WARRANTY OF TITLE. Subject only to those exceptions to title specifically set forth in the title policy issued or to be issued by Fidelity National Title Agency, Inc. to Beneficiary and insuring the lien of this Deed of Trust, Grantor warrants the title to the Premises, the Improvements, the Equipment and the balance of the Trust Property.

         4. INSURANCE COVERAGE. Grantor will insure the Trust Property against such perils and hazards, and in such amounts and with such limits, as Beneficiary may from time to time require, and in any event will continuously maintain, without cost or expense to Beneficiary, the insurance described in EXHIBIT C attached to this Deed of Trust (hereinafter collectively referred to as the "Insurance Policies"). All Insurance Policies shall be in form, issued by companies and in amounts satisfactory to Beneficiary from time to time. An insurance company shall not be satisfactory unless such insurance company (i)


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has Best's general policyholder rating of "A-" or better and a financial rating of "Class VIII" or better, (ii) is licensed in Delaware and in the State in which the Premises are located, (iii) has actively been in business for at least five (5) years, (iv) if it is a mutual company, is a nonassessable company, and
(v) does not provide insurance on any one building in excess of 10% of its policyholders' surplus (including capital). All Insurance Policies insuring against casualty and business interruption and other Insurance Policies, as appropriate, shall include non-contributing mortgagee endorsements in favor of Beneficiary, its affiliates, subsidiaries, successors and assigns, as their interests may appear, with loss payable to Beneficiary, as well as standard waiver of subrogation endorsements, and shall provide that the coverage shall not be terminated or modified, nor a risk changed without thirty (30) days' advance written notice to Beneficiary. A verified copy of each Insurance Policy shall be delivered to Beneficiary. Blanket insurance policies shall not be acceptable unless otherwise agreed to the contrary by Beneficiary. If any portion of the insured risks are reinsured, the reinsurance policies shall contain "cut-through" endorsements in form satisfactory to Beneficiary. Grantor will deliver all Insurance Policies, premium prepaid for a period of one (1) calendar year to Beneficiary and, in the case of Insurance Policies about to expire, Grantor will deliver renewal or replacement policies not less than thirty (30) days prior to the date of expiration. Grantor will provide Beneficiary on a calendar year basis with evidence satisfactory to Beneficiary that all insurance premiums (hereinafter referred to as the "Insurance Premiums") for the required Insurance Policies have been paid with respect to such calendar year. The foregoing requirements of the this paragraph shall apply to any separate policies of insurance taken out by Grantor concurrent in form or contributing in the event of loss with the Insurance Policies. If at any time Beneficiary is not in receipt of written evidence that all insurance required hereunder is in force and effect, Beneficiary shall have the absolute and unconditional right without prior notice to Grantor to take such action as Beneficiary deems necessary to protect its interest in the Trust Property, including, without limitation, the obtaining of such insurance coverage as Beneficiary in its sole and absolute discretion deems appropriate, and all expenses incurred by Beneficiary in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Grantor to Beneficiary upon demand, together with interest thereon at the Default Rate. Grantor shall at all times comply with and shall cause the Improvements and Equipment and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Insurance Policies. If the Premises, or any portion thereof, are located in a Federally designated "special flood hazard area", in addition to the other Insurance Policies required under this paragraph, a flood insurance policy shall be delivered by Grantor to Beneficiary. If no portion of the Premises is located in a Federally designated "special flood hazard area" such fact shall be substantiated by a certificate in form satisfactory to Beneficiary from a licensed surveyor, appraiser or professional engineer or other qualified person. If the Trust Property shall be damaged or destroyed, in


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whole or in part, by fire or other property hazard or casualty, Grantor shall give prompt notice thereof to Beneficiary. Except as otherwise hereinafter specifically provided to the contrary in paragraph 6 of this Deed of Trust, sums paid to Beneficiary by any insurer may be retained and applied by Beneficiary toward payment of the Debt whether or not then due and payable in such order, priority and proportions as Beneficiary in its discretion shall deem appropriate or, at the discretion of Beneficiary, the same may be paid, either in whole or in part, to Grantor for such purposes as Beneficiary shall designate. If Beneficiary shall receive and retain such insurance proceeds, the lien of this Deed of Trust shall be reduced only by the amount thereof received and retained by Beneficiary and actually applied by Beneficiary in reduction of the Debt.

         5. INSURANCE PREMIUM DEPOSITS. In order to assure the payment of the Insurance Premiums as and when the same shall become due and payable, Grantor shall deposit with Beneficiary on the first day of each calendar month during the term of this Deed of Trust, an amount equal to one-twelfth (1/12) of the Insurance Premiums to become due with respect to the required Insurance Policies between one and thirteen months after the date of each such deposit, it being the intention that at all times during the term of this Deed of Trust there shall remain on deposit with Beneficiary an amount at least equal to one-twelfth (1/12) of the Insurance Premiums to become due with respect to the required Insurance Policies within the ensuing twelve (12) month period. The amounts of such deposits (hereinafter referred to as the "Insurance Premium Deposits") shall be based upon Beneficiary's estimate as to the amount of the Insurance Premiums. Grantor shall, upon demand of Beneficiary, make additional Insurance Premium Deposits as Beneficiary may from time to time require due to
(i) the failure of Beneficiary to require, or failure of Grantor to make, Insurance Premium Deposits in previous months, (ii) under estimation of the amount of the Insurance Premiums, (iii) the particular due dates and amount of the Insurance Premiums, or (iv) application of the Insurance Premium Deposits pursuant to the provision of this paragraph hereinafter set forth to the payment of the Insurance Premiums. Beneficiary will, out of the Insurance Premium Deposits, upon the presentation to Beneficiary by Grantor of the bills therefor and at the direction of Grantor, pay the Insurance Premiums which are due or will, upon the presentation of receipted bills therefor, reimburse Grantor for such payments made by Grantor. If the total Insurance Premium Deposits on hand shall not be sufficient to pay all of the Insurance Premiums for the Trust Property when the same shall become due, then Grantor shall pay to Beneficiary on demand the amount necessary to make up the deficiency. Beneficiary shall not be obligated to pay any Insurance Premiums which are due unless it is in receipt of available funds in an amount sufficient to pay such Insurance Premiums in full. Notwithstanding anything to the contrary contained herein, Beneficiary shall have the absolute right, regardless of whether it has received direction from Grantor, to pay the Insurance Premiums at any time during the thirty (30) day period prior to the due date thereof. Any excess monies remaining in the Insurance Premium Escrow Account after the payment in full of the Insurance


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Premiums which are due shall be applied as a credit against future Insurance
Premium Deposits pursuant to this paragraph. All Insurance Premium Deposits shall be held by Beneficiary in a non-interest bearing account selected by Beneficiary in its sole and absolute discretion (hereinafter referred to as the "Insurance Premium Escrow Account"). The Insurance Premium Escrow Account may be co-mingled with any other accounts of Beneficiary. In order to secure the payment of the Debt and the performance by Grantor of its obligations under the Loan Documents, Grantor hereby grants and assigns to Beneficiary a security interest in and to the Insurance Premium Escrow Account and in and to all monies from time to time on deposit therein. Until expended or applied in accordance with the provisions of this Deed of Trust, any amounts in the Insurance Premium Escrow Account shall constitute additional security for the payment of the Debt. Upon the occurrence of an Event of Default, Beneficiary shall have the absolute right to apply all or any portion of the balance held in the Insurance Premium Escrow Account to the payment of the Debt whether or not then due and payable in such order, priority and proportions as Beneficiary in its discretion shall deem appropriate. Notwithstanding anything herein to the contrary, neither Beneficiary nor its successors and assigns, shall be liable for any failure to apply the Insurance Premium Deposits to the payment of Insurance Premiums which are due unless Grantor, while no default exists under the Notes, this Deed of Trust or any of the other Loan Documents, shall have requested Beneficiary in writing to make application of the Insurance Premium Deposits on hand to the payment of the Insurance Premiums which are due, accompanied by the bills therefor. The provisions of this paragraph are for the benefit of Grantor and Beneficiary alone. No provision of this Deed of Trust or the other Loan Document shall be construed as creating in any party (other than Grantor and Beneficiary) any rights in and to the Insurance Premium Deposits or the Insurance Premium Escrow Account or any rights to have the Insurance Premium Deposits applied to payments of the Insurance Premiums. Beneficiary shall have no obligation or duty to any third party to collect the Insurance Premium Deposits. Notwithstanding the foregoing, Beneficiary shall not exercise its rights hereunder to require Insurance Premium Deposits unless and until a default has occurred hereunder or under the other Loan Documents.

         6. APPLICATION OF INSURANCE PROCEEDS TO REPAIR. If the Improvements shall be damaged or destroyed, in whole or in part, by fire or other casualty, Beneficiary shall, in accordance with the provisions of this paragraph hereinafter set forth, make the net amount of all insurance proceeds received by Beneficiary pursuant to the provisions of this Deed of Trust as a result of such damage or destruction after deduction of its reasonable costs and expenses, if any, in collecting the same (hereinafter referred to as the "Net Proceeds") available for the repair and restoration of the Improvements, provided that (i) no default shall have occurred and shall be continuing under the Notes, this Deed of Trust or any of the other Loan Documents, (ii) Grantor shall commence the repair and restoration of the Improvements, as nearly as possible to the condition the Improvements were in immediately prior to such fire or other casualty, with such alterations as may be approved by


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Beneficiary, as soon as reasonably practicable (but in no event later than thirty (30) days after such damage or destruction occurs) and shall diligently pursue the same to satisfactory completion, (iii) Beneficiary shall be satisfied that any operating deficits which will be incurred with respect to the Trust Property as a result of the occurrence of any such fire or other casualty will be covered out of the Net Proceeds or by Grantor out-of-pocket or with the proceeds, if any, of business interruption or rental interruption insurance,
(iv) Beneficiary shall be satisfied that, upon the completion of such repair and restoration of the Improvements, the gross cash flow and the net cash flow of the Trust Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Trust Property, and not less than the level immediately prior to such casualty, (v) Beneficiary shall be satisfied that the repair and restoration of the Improvements will be completed on or before the earlier to occur of (w) six (6) months prior to the maturity date of the Notes, or (x) six (6) months after the occurrence of such fire or other casualty. The Net Proceeds, shall be held by Beneficiary in a non-interest bearing account, and until disbursed in accordance with the provisions of this paragraph, shall constitute additional security for the payment of the Debt. The Net Proceeds together with interest earned thereon, shall be disbursed by Beneficiary to, or as directed by, Grantor from time to time during the course of the repair and restoration of the Improvements, upon receipt of evidence satisfactory to Beneficiary (which evidence shall in each instance and to the full extent required by Beneficiary include receipted bills, invoices, lien waivers and a continuation and date down of title to the Trust Property in form satisfactory to Beneficiary and issued by the title company insuring the lien of this Deed of Trust or another title company satisfactory to Beneficiary) that (i) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the repair and restoration of the Improvements have been paid for in full, and (ii) there exist no notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien or encumbrance of any nature whatsoever on the Trust Property arising out of the repair and restoration of the Improvements which have not either been fully bonded to the satisfaction of Beneficiary and discharged of record or in the alternative fully insured over to the satisfaction of Beneficiary by the title company insuring the lien of this Deed of Trust. The repair and restoration of the Improvements shall be done and completed by Grantor in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Requirements), and all plans and specifications required in connection with the repair and restoration of the Improvements shall be subject to review and acceptance in all respects by Beneficiary and by an independent consulting engineer selected by Beneficiary (hereinafter referred to in this paragraph as the "Consultant"). Upon the occurrence of an Event of Default, Beneficiary shall have the use of such plan and specifications and all permits, licenses and approvals required or obtained in connection with the repair and restoration of the Improvements. The identity of the


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contractors, subcontractors and materialmen engaged in the repair and restoration of the Improvements, as well as the contracts under which they have been engaged, shall be subject to approval, review and acceptance by Beneficiary and Consultant. All costs and expenses incurred by Beneficiary in connection with making the Net Proceeds available for the repair and restoration of the Improvements including, without limitation, reasonable counsel fees and the Consultant's fees, shall be paid by Grantor. In no event shall Beneficiary be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the repair and restoration of the Improvements, as certified by the Consultant, minus the Casualty Retainage. The term "Casualty Retainage" as used in this paragraph shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the repair and restoration of the Improvements, as certified by the Consultant. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary hereinabove set forth in this paragraph, be less than the amount actually held back by Grantor from contractors, subcontractors and materialmen engaged in the making of the repair and restoration of the Improvements. Beneficiary shall not be obligated to make disbursements of the Net Proceeds more frequently than once every thirty (30) days. The Casualty Retainage shall not be released until the Consultant certifies to Beneficiary that the repair and restoration of the Improvements have been completed in accordance with the provisions of this paragraph, and Beneficiary receives evidence satisfactory to Beneficiary that the costs of the repair and restoration of the Improvements have been paid in full or will be paid in full out of the Casualty Retainage. Notwithstanding anything to the contrary contained in this paragraph, if the Net Proceeds shall be less than $500,000 and if the costs of completing the repair and restoration of the Improvements shall be less than $500,000, the Net Proceeds will be disbursed by Beneficiary to Grantor upon receipt, provided that no default shall have occurred and shall be continuing under the Notes or this Deed of Trust, and Grantor delivers to Beneficiary a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the repair and restoration of the Improvements. If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Beneficiary, be sufficient to pay in full the balance of the costs which will be incurred in connection with the completion of the repair and restoration of the Improvements, Grantor shall deposit the deficiency (hereinafter referred to as the "Net Proceeds Deficiency") with Beneficiary before any further disbursement of the Net Proceeds shall be made, which Net Proceeds Deficiency deposit shall be held by Beneficiary in a non-interest bearing account, shall be disbursed for costs actually incurred in connection with the repair and restoration of the Improvements on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this paragraph shall constitute additional security for the payment of the Debt. Upon the occurrence of an Event of Default, Beneficiary shall have the right to apply the undisbursed balance of any Net Proceeds Deficiency deposit, to the payment of the Debt whether or not then due and payable in such order, priority and proportions as


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Beneficiary shall deem to be appropriate in its discretion. The remaining balance, if any, of the Net Proceeds Deficiency deposit, after the Consultant certifies to Beneficiary that the repair and restoration of the Improvements have been completed in accordance with the provisions of this paragraph, and the receipt by Beneficiary of evidence satisfactory to Beneficiary that all costs incurred in connection with the repair and restoration have been paid in full, shall be remitted by Beneficiary to Grantor, provided no default shall have occurred and shall be continuing under the Notes, this Deed of Trust or any of the other Loan Documents. All costs of the repair and restoration of the Improvements in excess of the Net Proceeds shall be paid for by Grantor. All insurance proceeds received by Beneficiary and not required to be disbursed for the repair and restoration of the Improvements may be retained and applied by Beneficiary toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Beneficiary in its discretion shall deem proper or, at the discretion of Beneficiary, the same may be paid, either in whole or in part, to Grantor for such purposes as Beneficiary shall designate, in its discretion. If Beneficiary shall receive and retain insurance proceeds, the lien of this Deed of Trust shall be reduced only by the amount thereof received and retained by Beneficiary and actually applied by Beneficiary in reduction of the Debt.

         7. PAYMENT OF TAXES, ETC. Grantor shall pay all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the Trust Property (hereinafter referred to as the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. Grantor shall deliver to Beneficiary, upon request, receipted bills, cancelled checks and other evidence satisfactory to Beneficiary evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. Beneficiary shall have the right in its discretion to maintain a tax services contract with respect to the Trust Property with a tax reporting agency satisfactory to Beneficiary. Grantor shall reimburse Beneficiary upon demand for the cost of maintaining such tax service contract during the term of this Deed of Trust, provided that in no event will Grantor be obligated to pay more than $500 per annum in respect of such tax services contract. After prior notice to Beneficiary, in the case of any material item, Grantor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no default shall have occurred and shall be continuing under the Notes, this Deed of Trust or any of the other Loan Documents, (ii) Grantor is permitted to do so under the provisions of any mortgage or deed of trust superior in lien to this Deed of Trust, (iii) such proceeding shall suspend the collection of the contested Taxes from Grantor and from the Trust Property, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to


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which Grantor or the Trust Property is subject and shall not constitute a default thereunder, (v) neither the Trust Property nor any part thereof nor any interest therein will in the opinion of Beneficiary be in danger of being sold, forfeited, terminated, cancelled or lost, and (vi) Grantor shall have set aside in a manner satisfactory to Beneficiary adequate cash reserves for the payment of the contested Taxes, together with all interest and penalties thereon, or in the alternative Grantor shall have furnished such security as may be required in the proceeding, or as may otherwise be requested or required by Beneficiary to insure the payment of the contested Taxes, together with all interest and penalties thereon.

         8. TAX DEPOSITS. In order to assure the payment of Taxes as and when the same shall become due and payable, Grantor shall deposit with Beneficiary on the first day of each calendar month during the term of this Deed of Trust, an amount equal to one-twelfth (1/12) of the Taxes to become due upon the Trust Property between one and thirteen months after the date of each such deposit, it being the intention that at all times during the term of this Deed of Trust there shall remain on deposit with Beneficiary an amount at least equal to one-twelfth (1/12) of the Taxes to become due within the ensuing twelve (12) month period. The amounts of such deposits (hereinafter referred to as the "Tax Deposits") shall be based upon Beneficiary's estimate as to the amount of the Taxes. Grantor shall, upon demand of Beneficiary, make additional Tax Deposits as Beneficiary may from time to time require due to (i) the failure of Beneficiary to require, or failure of Grantor to make, Tax Deposits in previous months, (ii) under estimation of the amounts of the Taxes, (iii) the particular due dates and amount of the Taxes, or (iv) application of the Tax Deposits pursuant to the provision of this paragraph hereinafter set forth to the payment of the Taxes. Beneficiary will, out of the Tax Deposits, upon the presentation to Beneficiary by Grantor of the bills therefor and at the direction of Grantor, pay the Taxes which are due or will, upon the presentation of receipted bills therefor, reimburse Grantor for such payments made by Grantor. If the total Tax Deposits on hand shall not be sufficient to pay all of the Taxes for the Trust Property when the same shall become due, then Grantor shall pay to Beneficiary on demand the amount necessary to make up the deficiency. Beneficiary shall not be obligated to pay any Taxes which are due unless it is in receipt of available funds in an amount sufficient to pay such Taxes in full. Notwithstanding anything to the contrary contained herein, but subject to Grantor's right to contest Taxes in accordance with the provisions of paragraph 7 of this Deed of Trust, Beneficiary shall have the absolute right, regardless of whether it has received direction from Grantor, to pay the Taxes at any time during the thirty
(30) day period prior to the due date thereof. Any excess monies remaining in the Tax Escrow Account after the payment in full of the Taxes which are due shall be applied as a credit against future Tax Deposits pursuant to this paragraph. All Tax Deposits shall be held by Beneficiary in a non-interest bearing account selected by Beneficiary in its sole and absolute discretion (hereinafter referred to as the "Tax Escrow Account"). The Tax Escrow Account may be co-mingled with any other accounts of


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Beneficiary. In order to secure the payment of the Debt and the performance by
Grantor of its obligations under the Loan Documents, Grantor hereby grants and assigns to Beneficiary a security interest in and to the Tax Escrow Account and in and to all monies from time to time on deposit therein. Until expended or applied in accordance with the provisions of this Deed of Trust, any amounts in the Tax Escrow Account shall constitute additional security for the payment of the Debt. Upon the occurrence of an Event of Default, Beneficiary shall have the absolute right to apply all or any portion of the balance held in the Tax Escrow Account to the payment of the Debt whether or not then due and payable in such order, priority and proportions as Beneficiary in its discretion shall deem appropriate. Notwithstanding anything herein to the contrary, neither Beneficiary nor its successors and assigns, shall be liable for any failure to apply the Tax Deposits to the payment of any Taxes which are due, unless Grantor, while no default exists under the Notes, this Deed of Trust or any of the other Loan Documents, shall have requested Beneficiary in writing to make application of the Tax Deposits on hand to the payment of the Taxes which are due, accompanied by the bills therefor. The provisions of this paragraph are for the benefit of Grantor and Beneficiary alone. No provision of this Deed of Trust or the other Loan Document shall be construed as creating in any party (other than Grantor and Beneficiary) any rights in and to the Tax Deposits or the Tax Escrow Account or any rights to have the Tax Deposits applied to payments of the Taxes. Beneficiary shall have no obligation or duty to any third party to collect the Tax Deposits. Notwithstanding the foregoing, Beneficiary shall not exercise its rights hereunder to require Tax Deposits unless and until a default has occurred hereunder or under the other Loan Documents.

         9. CONDEMNATION. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Grantor shall continue to pay the Debt at the time and in the manner provided for its payment in the Notes and this Deed of Trust and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Beneficiary to the discharge of the Debt. Subject to the provisions of paragraph 10 of this Deed of Trust, Beneficiary may apply the entire amount of any such award or payment to the discharge of the Debt whether or not then due and payable in such order, priority and proportions as Beneficiary in its discretion shall deem proper. If the Trust Property is sold, through foreclosure or otherwise, prior to the receipt by Beneficiary of such award or payment, Beneficiary shall have the right, whether or not a deficiency judgment on the Notes shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less. Grantor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Beneficiary. Grantor hereby irrevocably authorizes and empowers Beneficiary and Trustee, in the name of Grantor or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, Grantor shall, upon demand of Beneficiary, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Beneficiary and Trustee, free and clear of any encumbrances of any kind or nature whatsoever.

         10. APPLICATION OF CONDEMNATION AWARD TO REPAIR. If less than all the Trust Property is taken by any public or quasi-public authority through eminent domain or otherwise, Beneficiary shall, in accordance with the provisions of this paragraph hereinafter set forth, make the portion of the aggregate award or payment received by Beneficiary pursuant to the provisions of this Deed of Trust as a result of such taking which is specifically awarded for the repair and restoration of the portion of the Improvements not taken or, in the absence of any such specific award, is in the sole, but reasonable, opinion of Beneficiary necessary to pay for the costs which will be incurred in connection with the repair and restoration of the portion of the Improvements not taken after deduction of its reasonable costs and expenses, if any, in collecting the same (hereinafter referred to as the "Net Restoration Award") available for the repair and restoration of the Improvements, provided that (i) no default shall have occurred and shall be continuing under the Notes, this Deed of Trust or any of the other Loan Documents, (ii) Grantor shall commence the repair and restoration of the Improvements, as nearly as possible to the condition the Improvements were in immediately prior to such taking, with such alterations as may be approved by Beneficiary, as soon as reasonably practicable (but in no event later than thirty (30) days after the earlier to occur of the date of such taking or the date the condemnation award or payment is settled) and shall diligently pursue the same to satisfactory completion, (iii) Beneficiary shall be satisfied that upon the completion of the repair and restoration of the Improvements the maximum possible principal balance of the Notes will not be in excess of 75% of the appraised value of the portion of the Trust Property remaining subject to the lien of this Deed of Trust, as determined by appraisal satisfactory in all respects to Beneficiary, (iv) Beneficiary shall be satisfied that any operating deficits which will be incurred with respect to the Trust Property as a result of the occurrence of any such taking will be covered out of the Net Restoration Award or by Grantor out-of-pocket, (v) Beneficiary shall be of the opinion that it is economically feasible to repair and restore the Improvements, (vi) Beneficiary shall be satisfied that, upon completion of the repair and restoration of the Improvements, the gross cash flow and the net cash flow of the Trust Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Trust Property and not less than the level immediately prior to such condemnation, (vii) Beneficiary shall be satisfied that the repair and restoration of the Improvements will be completed on or before the earlier to occur of (w) six (6) months prior to the maturity date of the Notes, or (x) six
(6) months after the occurrence of such taking. The Net Restoration Award shall be held by Beneficiary in a non-interest bearing account, and until disbursed in accordance with the provisions of this paragraph, shall constitute additional security for the payment of the Debt. The Net Restoration Award, together with interest thereon, shall be disbursed by Beneficiary to, or as directed by, Grantor from time to time during the course of the repair and restoration of the Improvements, upon receipt of evidence satisfactory to Beneficiary (which evidence shall in each instance and to the full extent required by Beneficiary include receipt bills, invoices, lien waivers and a continuation and date down of title to the Trust Property in form satisfactory to Beneficiary and issued by the title company insuring the lien of this Deed of Trust or another title company satisfactory to Beneficiary) that (i) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the repair and restoration of the Improvements have been paid for in full, and (ii) there exist no notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien or encumbrance of any nature whatsoever on the Trust Property arising out of the repair and restoration of the Improvements which have not either been fully bonded to the satisfaction of Beneficiary and discharged of record or in the alternative otherwise fully insured over to the satisfaction of Beneficiary by the title company insuring the lien of this Deed of Trust. The repair and restoration of the Improvements shall be done and completed by Grantor in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Requirements), and all plans and specifications required in connection with the repair and restoration of the Improvements shall be subject to review and acceptance in all respects by Beneficiary and by an independent consulting engineer selected by Beneficiary (hereinafter referred to in this paragraph as the "Consultant"). Upon the occurrence of an Event of Default, Beneficiary shall have the use of such plans and specifications and all permits, licenses and approvals required or obtained in connection with the repair and restoration of the Improvements. The identity of the contractors, subcontractors and materialmen engaged in the repair and restoration of the Improvements, as well as the contracts under which they have been engaged, shall be subject to approval, review and acceptance by Beneficiary and Consultant. All costs and expenses incurred by Beneficiary in connection with making the Net Restoration Award available for the repair and restoration of the Improvements, including, without limitation, appraisal fees, reasonable counsel fees and the Consultant's fees, shall be paid by Grantor. In no event shall Beneficiary be obligated to make disbursements of the

Net Restoration Award in excess of an amount equal to the costs actually incurred for work in place as part of the repair and restoration of the Improvements, as certified by the Consultant, minus the Condemnation Retainage. The term "Condemnation Retainage" as used in this paragraph shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the repair and restoration of the Improvements, as certified by the Consultant. The Condemnation Retainage shall in no event, and notwithstanding anything to the contrary hereinabove set forth in this paragraph, be less than the amount actually held back by Grantor from contractors, subcontractors and materialmen engaged in the making of the repair and restoration of the Improvements. Beneficiary shall not be obligated to make disbursements of the Net Restoration Award more frequently than once every thirty (30) days. The Condemnation Retainage shall not be released until the Consultant certifies that the repair and restoration of the Improvements have been completed in accordance with the provisions of this paragraph, and Beneficiary receives evidence satisfactory to Beneficiary that the costs of the repair and restoration of the Improvements have been paid in full or will be paid in full out of the Condemnation Retainage. The excess, if any, of the Net Restoration Award after the repair and restoration of the Improvements as nearly as possible to their former condition and the payment in full of all costs incurred in connection therewith shall be applied by Beneficiary in reduction of the Debt in such order, priority and proportions as Beneficiary in its discretion shall deem proper. If at any time the Net Restoration Award, or the undisbursed balance thereof, shall not, in the opinion of Beneficiary, be sufficient to pay in full the balance of the costs which will be incurred in connection with the completion of the repair and restoration of the Improvements, Grantor shall deposit the deficiency (hereinafter referred to as the "Net Award Deficiency") with Beneficiary before any further disbursement of the Net Restoration Award shall be made, which Net Award Deficiency deposit shall be held by Beneficiary in a non-interest bearing special account, shall be disbursed, for costs actually incurred in connection with the repair and restoration of the Improvements on the same conditions applicable to the disbursement of the Net Restoration Award, and shall until so disbursed pursuant to this paragraph constitute additional security for the payment of the Debt. Upon the occurrence of an Event of Default, Beneficiary shall have the right to apply the undisbursed balance of any Net Award Deficiency deposit, together with interest thereon, to the payment of the Debt whether or not then due and payable in such order, priority and proportions as Beneficiary shall deem to be appropriate in its discretion. All costs of the repair and restoration of the Improvements in excess of the Net Restoration Award shall be paid for by Grantor. Notwithstanding anything to the contrary contained in this paragraph, if a non-material part of the Premises is taken through eminent domain or otherwise and if such taking does not involve a physical taking of the Improvements, or any portion thereof, any award given as a result of such taking may be retained by Grantor, provided (i) such award is not in excess of $500,000, (ii) no default shall have occurred and shall be continuing under the Notes or this Deed of Trust, (iii) Grantor promptly commences any necessary repair or restoration to the Premises and the Improvements, (iv) Beneficiary is satisfied that neither the value, use nor operation of the Premises and the Improvements will be adversely affected in any material way as a result of such taking, and (v) Beneficiary is satisfied that all necessary repairs and restorations to the Premises and the Improvements will be diligently and satisfactorily completed by Grantor within a reasonable period of time taking into account the nature of the taking.

         11. LEASES AND RENTS. Subject to the terms of this paragraph, Beneficiary and Trustee waive the right to enter the Trust Property for the purpose of collecting the Rents, and grant Grantor the right to collect the Rents. Grantor shall hold the Rents, or an amount sufficient to discharge all current sums due on the debt, in trust for use in payment of the Debt. The right of Grantor to collect the Rents may be revoked by Beneficiary upon the occurrence of any default under the Notes or this Deed of Trust by giving notice of such revocation to Grantor. Following such notice Beneficiary or Trustee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as Beneficiary, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Trust Property, and irrespective of whether Beneficiary or Trustee shall have commenced a foreclosure of this Deed of Trust or a sale of the Trust Property pursuant to this Deed of Trust or shall have applied or arranged for the appointment of a receiver. In addition, Beneficiary shall have the absolute and unconditional right following the occurrence of a default under the Notes or this Deed of Trust, and without prior notice to Grantor, to notify the tenants under the Leases that all Rents should be paid directly to Beneficiary or Trustee. Grantor shall (a) fulfill or perform each and every provision of the Leases on the part of Grantor to be fulfilled or performed, (b) promptly send copies of all notices of default which Grantor shall send or receive under the Leases to Beneficiary, and (c) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder. In addition to the rights which Beneficiary may have herein, in the event of any default under the Notes, this Deed of Trust or any of the other Loan Documents, Beneficiary, at its option, may require Grantor to pay monthly in advance to Beneficiary, Trustee or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Trust Property as may be in possession of Grantor. Upon default in any such payment, Grantor will vacate and surrender possession of the Trust Property to Beneficiary, Trustee or to such receiver and, in default thereof, Grantor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Beneficiary or Trustee any of the obligations of the lessor under the Leases. Grantor, without the prior written consent of Beneficiary, shall not: (i) assign, transfer, pledge or encumber, the whole or any part of the Leases and Rents to anyone other than Beneficiary; or (ii) do or permit anything to be done, the doing of which, or omit or refrain from doing anything, the omission of which, could be a breach or default under the terms of any Lease or a basis for termination thereof. Grantor shall not, without the prior consent of Beneficiary, make or suffer to be made, any Leases or modify any Leases or cancel any Leases or accept prepayments of installments of the Rents for a period of more than one (1) month in advance.

         12. MAINTENANCE OF THE TRUST PROPERTY. Grantor shall cause the Trust Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Trust Property. The failure of Grantor to pay any Taxes or any installment thereof, or any Insurance Premiums payable with respect to any of the Insurance Policies covering the Trust Property or any portion thereof, or to use and apply the Rents strictly in accordance with the provisions of this Deed of Trust and the other Loan Documents, shall be deemed for all purposes to constitute waste, regardless of whether the same would, in the absence of this provision, otherwise constitute waste under applicable law. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the consent of Beneficiary. Grantor shall promptly comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Trust Property, or any portion thereof or the use thereof including, without limitation, the provisions of the Americans with Disabilities Act. Grantor shall comply in all material respects with the requirements of all, and shall not modify, amend or terminate any easements or restrictive covenants which from time to time affect the whole or any portion of the Trust Property. Grantor shall also comply in all material respects with the requirements of, and to the extent reasonably within Grantor's control, maintain, preserve, enforce and renew, all rights of way, easements, grants, privileges, licenses, franchises and restrictive covenants which from time to time benefit or pertain to the whole or any portion of the Trust Property, and Grantor shall not without obtaining the prior consent of Beneficiary modify, amend or terminate, or surrender any of its rights under, any of such rights of way, easements, grants, privileges, licenses, franchises or restrictive covenants. Grantor shall promptly repair, replace or rebuild any part of the Trust Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises. Grantor will not, without obtaining the prior consent of Beneficiary, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Trust Property or any part thereof.

         13. ENVIRONMENTAL PROVISIONS. For the purposes of this paragraph the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product, (ii) the term "Environmental Requirements" shall collectively mean all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health, and (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions. Grantor hereby represents and warrants to Trustee and Beneficiary that to the best of Grantor's knowledge after diligent inquiry (i) no Hazardous Material is currently located at, on, in, under or about the Trust Property, (ii) no Hazardous Material is currently located at, in, on, under or about the Trust Property in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (iii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Trust Property onto or into any other property or from any other property onto or into the Trust Property has occurred or is occurring in violation of any Environmental Requirement, (iv) no notice of violation, lien, complaint, suit, order or other notice with respect to the Trust Property is presently outstanding under any Environmental Requirement, and (v) the Trust Property and the operation thereof are in full compliance with all Environmental Requirements. Grantor shall comply, and shall cause all tenants or other occupants of the Trust Property to comply, in all respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Trust Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about the Trust Property in a manner that could lead or potentially lead to the imposition on Grantor, Trustee, Beneficiary or the Trust Property of any liability or lien of any nature whatsoever under any Environmental Requirement. Grantor shall notify Beneficiary promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Trust Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to Beneficiary copies of any notices received by Grantor relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against Beneficiary, Trustee, Grantor or the Trust Property relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Trust Property violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Trust Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, Grantor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from Beneficiary, take, at its sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, Grantor shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements. If Grantor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, Beneficiary, may, in its sole and absolute discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by Beneficiary (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from Grantor and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by Beneficiary until the date any such sums are repaid by Grantor to Beneficiary. Grantor will execute and deliver, promptly upon request, such instruments as Beneficiary may deem useful or necessary to permit Beneficiary to take any such action, and such additional notes, deeds of trust and mortgages, as Beneficiary may require to secure all sums so advanced or paid by Beneficiary. If a lien is filed against the Trust Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Grantor or for which Grantor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State in which the Premises are located, then Grantor will, within thirty (30) days from the date that Grantor is first given notice that such lien has been placed against the Trust Property (or within such shorter period of time as may be specified by Beneficiary if such Governmental Authority has commenced steps to cause the Trust Property to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Beneficiary and is sufficient to effect a complete discharge of such lien on the Trust Property. Beneficiary may, at its option, at intervals of not less than one year, or more frequently if Beneficiary reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Trust Property or portions thereof to be conducted to confirm Grantor's compliance with the provisions of this paragraph, and Grantor shall cooperate in all reasonable ways with Beneficiary in connection with any such audit. If such audit discloses that a violation of an Environmental Requirement exists, Grantor shall pay all costs and expenses incurred in connection with such audit, otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this paragraph, be paid by Beneficiary. If this Deed of Trust is foreclosed, or if the Trust Property is sold pursuant to the provisions of this Deed of Trust, or if Grantor tenders a deed or assignment in lieu of foreclosure or sale, Grantor shall deliver the Trust Property to the purchaser at foreclosure or sale or to Beneficiary, its nominee, or wholly owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements. Grantor will defend, indemnify, and hold harmless Beneficiary, Trustee and their respective employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by Grantor of any of the provisions of this paragraph, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Trust Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Trust Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Trust Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement. The aforesaid indemnification shall, notwithstanding any exculpatory or other provision of any nature whatsoever to the contrary set forth in the Notes, this Deed of Trust or any of the other Loan Documents, constitute the personal recourse undertakings, obligations and liabilities of Grantor. The obligations and liabilities of Grantor under this paragraph shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of this Deed of Trust, sale of the Trust Property pursuant to the provisions of this Deed of Trust or acceptance by Beneficiary, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

         14. ESTOPPEL CERTIFICATES. Grantor, within ten (10) days after request by Beneficiary and at its expense, will furnish Beneficiary with a statement, duly acknowledged and certified, setting forth the amount of the Debt and the offsets or defenses thereto, if any.

         15. TRANSFER OR ENCUMBRANCE OF THE TRUST PROPERTY. No part of the Trust Property shall in any manner be further encumbered, sold, transferred, assigned or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the prior consent of Beneficiary, which consent in any and all circumstances may be withheld in the sole and absolute discretion of Beneficiary. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Beneficiary has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

         16. NOTICE. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing delivered to the parties at the addresses set forth below (or such other addresses or may be provided by one party in a notice to the other parties):

                  If to Grantor:

                           NextHealth, Inc.
                           16600 N. Lago Del Oro Parkway
                           Tucson, Arizona  85739
                           Attention:

                  With a copy to:

                           Neal, Gerber & Eisenberg
                           2 North LaSalle Street
                           Chicago, Illinois  60602
                           Attention:  Steve Berger, Esq.

                  If to Beneficiary:

                           c/o Apollo Real Estate Advisors, L.P.
                           1301 Avenue of the Americas, 38th Floor
                           New York, New York  10019
                           Attention:  Alfred Trivilino

                  With a copy to:

                           Battle Fowler LLP
                           75 East 55th Street
                           New York, New York 10022
                           Attention:  Mary Ann Villari, Esq.

                  If to Trustee:

                           Fidelity National Title Agency, Inc.
                           7750 E. Broadway, Suite A-200
                           Tucson, Arizona 85710
                           Attention:  Cathy Hansen

Notice delivered in accordance with the foregoing shall be effective (i) when delivered, if delivered personally or by facsimile transmission, (ii) two days after being delivered in the United States (properly addressed and all fees paid) for overnight delivery service to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery or (iii) five days after being deposited (properly addressed and stamped for first-class delivery) in a daily serviced United States mail box.

         17. SALE OF TRUST PROPERTY. If this Deed of Trust is foreclosed or if the Trust Property is sold pursuant to this Deed of Trust, the Trust Property, or any interest therein, may, at the discretion of Beneficiary, be sold in one or more parcels or in several interests or portions and in any order or manner.

         18. CHANGES IN LAWS REGARDING TAXATION. In the event of the passage after the date of this Deed of Trust of any law of the State in which the Premises are located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of deeds of trust or mortgages or debts secured by deeds of trust or mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Deed of Trust, the Notes or the Debt, Grantor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by Beneficiary, whichever is less, provided, however, that if, in the opinion of the attorneys for Beneficiary, Grantor is not permitted by law to pay such taxes, Beneficiary shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to Grantor of not less than thirty (30) days.

         19. NO CREDITS ON ACCOUNT OF THE DEBT. Grantor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Trust Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Trust Property, or any part thereof, by reason of this Deed of Trust or the Debt.

         20. OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of this Deed of Trust, the Notes and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Grantor may have against any assignor of this Deed of Trust, the Notes and the other Loan Documents, and no such offset, counterclaim or defense shall be interposed or asserted by Grantor in any action, case or proceeding brought by any such assignee upon this Deed of Trust, the Notes or any of the other Loan Documents and any such right to interpose or assert any such offset, counterclaim or defense in any such action, case or proceeding is hereby expressly waived by Grantor.

         21. LOAN DOCUMENTS. Grantor shall observe and perform, and cause to be the observed and performed, all of the terms, covenants and provisions contained in the Notes, this Deed of Trust and the other Loan Documents.

         22. DOCUMENTARY STAMPS. If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Notes, this Deed of Trust or any of the other Loan Documents, Grantor will pay for the same, with interest and penalties thereon, if any.

         23. RIGHT OF ENTRY. Beneficiary and its agents shall have the right to enter and inspect the Trust Property at all reasonable times.

         24. PERFORMANCE OF OTHER AGREEMENTS. Grantor shall observe and perform each and every term to be observed or performed by Grantor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Trust Property.

         25. EVENTS OF DEFAULT. The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (each an "Event of Default"):

                  (a) if any portion of the Debt is not paid within five (5) days after the date when due;

                  (b) if an Event of Default shall have occurred under the Credit Agreement;

                  (c) if any Insurance Premium Deposit is not made within five
         (5) days after the date when due;

                  (d) if any Tax Deposit is not made within five (5) days after the date when due;

                  (e) if Grantor shall fail to pay within twenty (20) days of notice and demand by Beneficiary, any installment of any assessment against the Trust Property for local improvements heretofore or hereafter laid, which assessment is or may become payable in annual or periodic installments and is or may become a lien on the Trust Property, notwithstanding the fact that such installment may not be due and payable at the time of such notice and demand;

                  (f) if without the consent of Beneficiary any Improvement or the Equipment (except for normal replacement of the Equipment) is removed, demolished or materially altered, or if the Trust Property is not kept in good condition and repair;

                  (g) if the Insurance Policies are not kept in full force and effect, or if the Insurance Policies are not delivered to Beneficiary upon request;

                  (h) if without the consent of Beneficiary any Leases are made, cancelled or modified or if any portion of the Rents is paid for a period of more than one (1) month in advance or if any of the Rents are further assigned;

                  (i) if the Trust Property shall become subject (i) to any tax lien, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien of any nature whatsoever and the same shall not either be discharged of record or in the alternative insured over to the satisfaction of Beneficiary by the title company insuring the lien of this Deed of Trust within a period of thirty (30) days after the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of this Deed of Trust and irrespective of whether the same constitutes a perfected or inchoate lien or encumbered on the Trust Property or is only a matter of record or notice; or

                  (j) if Grantor shall continue to be in default under any of the other terms, covenants or conditions of this Deed of Trust for five
         (5) days after notice from Beneficiary in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Beneficiary in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Grantor shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Grantor in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days.

         26. RIGHT TO CURE DEFAULTS. If default in the performance of any of the covenants of Grantor herein occurs, Beneficiary or Trustee may, at their discretion, remedy the same and for such purpose shall have the right to enter upon the Trust Property or any portion thereof without thereby becoming liable to Grantor or any person in possession thereof holding under Grantor, and to pay all sums as may be necessary to cure any such default (including, without limitation, any default by Grantor in the payment of any Insurance Premiums or any Taxes or other liens or encumbrances covering the Trust Property or any part thereof). If Beneficiary or Trustee shall remedy any such default (including, without limitation, any default by Grantor in the payment of any Insurance Premiums or any Taxes or other liens or encumbrances covering the Trust Property or any part thereof) or appear in, defend, or bring any action, case or proceeding to protect its interest in the Trust Property or to foreclose this Deed of Trust or to sell the Trust Property pursuant to this Deed of Trust or collect the Debt, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by Grantor to Beneficiary upon demand, and shall be added to and constitute part of the Debt secured by this Deed of Trust. All such costs and expenses incurred by Beneficiary or Trustee in remedying any such default or in appearing in, defending, or bringing any such action, case or proceeding shall be paid by Grantor to Beneficiary upon demand, with interest at the Default Rate.

         27. APPOINTMENT OF RECEIVER. Beneficiary or Trustee, in any action to foreclose this Deed of Trust or upon the actual or threatened waste to any part of the Trust Property or upon the occurrence of any default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Trust Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

         28. NON-WAIVER. The failure of Beneficiary or Trustee to insist upon strict performance of any term of this Deed of Trust shall not be deemed to be a waiver of any term of this Deed of Trust. Grantor shall not be relieved of Grantor's obligation to pay the Debt at the time and in the manner provided for its payment in the Notes and this Deed of Trust by reason of (i) failure of Beneficiary or Trustee to comply with any request of Grantor to take any action to foreclose this Deed of Trust or to sell the Trust Property pursuant to this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust, the Notes or any of the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Trust Property or any other security for the Debt, or (iii) any agreement or stipulation between Beneficiary or Trustee and any subsequent owner or owners of the Trust Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Notes, this Deed of Trust or any of the other Loan Documents without first having obtained the consent of Grantor, and in the latter event, Grantor shall continue to be obligated to pay the Debt at the time and in the manner provided in the Notes and this Deed of Trust, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Beneficiary in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Trust Property, Beneficiary may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Notes, this Deed of Trust or any of the other Loan Documents, including, without limitation, a modification of the interest rate payable on the principal balance of the Notes, without in any manner impairing or affecting this Deed of Trust or the lien thereof or the priority of this Deed of Trust, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Beneficiary may resort for the payment of the Debt to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary or Trustee thereafter to foreclose this Deed of Trust or to effect a sale of the Trust Property pursuant to this Deed of Trust. Beneficiary and Trustee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy set forth in the Loan Document or now or hereafter afforded by law. The rights of Beneficiary and Trustee under this Deed of Trust and the other Loan Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Beneficiary or Trustee shall be construed as an election to proceed under any one provision of this Deed of Trust or of the other Loan Documents to the exclusion of any other provision set forth in this Deed of Trust or the other Loan Documents.

         29. POWER OF SALE. Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Beneficiary may give such notice of default and of election to cause the Trust Property to be sold as may be required by law or as may be necessary to cause Trustee to exercise the power of sale granted herein. Trustee shall then record and give such notice of trustee's sale as then required by law and, after the expiration of such time as may be required by law, may sell the Trust Property at the time and place specified in the notice of sale, as a whole or in separate parcels as directed by Beneficiary, or by Grantor to the extent required by law, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, all in accordance with applicable law. Trustee, from time to time, may postpone or continue the sale of all or any portion of the Trust Property by public declaration at the time and place last appointed for the sale. No other notice of the postponed sale shall be required. Upon any sale, Trustee shall deliver its deed conveying the property sold, without any covenant or warranty, express or implied, to the purchaser or purchasers at the sale. The recitals in such deed of any matters of facts shall be conclusive as to the accuracy thereof. Any person, including Grantor, Trustee or Beneficiary, may purchase at the sale.

         30. CONCERNING TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Grantor and to Beneficiary. Beneficiary may in its sole and absolute discretion and with or without cause remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole and absolute discretion for any reason whatsoever Beneficiary may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required to do so by Beneficiary.

         31. TRUSTEE'S FEES. Grantor shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

         32. LIABILITY. If Grantor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

         33. CONSTRUCTION. The terms of this Deed of Trust shall be construed in accordance with the laws of the State in which the Premises are located.

         34. SECURITY AGREEMENT. This Deed of Trust constitutes both a real property mortgage and a "security agreement", within the meaning of the Uniform Commercial Code of the State in which the Premises are located, and the Trust Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Grantor in the Trust Property. Grantor by executing and delivering this Deed of Trust has granted to Beneficiary and Trustee, as security for the Debt, a security interest in the Equipment. If Grantor shall default under the Notes or this Deed of Trust, Beneficiary and Trustee, in addition to any other rights and remedies which they may have, shall have and may exercise immediately and without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Equipment or any part thereof, and to take such other measures as Beneficiary or Trustee may deem necessary for the care, protection and preservation of the Equipment. Upon request or demand of Beneficiary or Trustee, Grantor shall at its expense assemble the Equipment and make it available to Beneficiary and Trustee at a convenient place acceptable to Beneficiary and Trustee. Grantor shall pay to Beneficiary on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Beneficiary or Trustee in protecting the security interest in the Equipment granted hereby and in enforcing the rights hereunder with respect to the Equipment. Any notice of sale, disposition or other intended action by Beneficiary or Trustee with respect to the Equipment sent to Grantor in accordance with the provisions of this Deed of Trust at least seven (7) days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to Grantor, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by Grantor within five (5) days after receipt by Grantor of such notice. The proceeds of any sale or disposition of the Equipment, or any part thereof, may be applied by Beneficiary to the payment of the Debt in such order, priority and proportions as Beneficiary in its discretion shall deem proper.

         35. FURTHER ACTS, ETC. Grantor will, at the cost of Grantor, and without expense to Beneficiary or Trustee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Beneficiary or Trustee shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary or Trustee, as the case may be, the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary or Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver and hereby authorizes Beneficiary or Trustee to execute in the name of Grantor to the extent Beneficiary or Trustee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Trust Property.

         36. HEADINGS, ETC. The headings, titles and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         37. FILING OF DEED OF TRUST, ETC. Grantor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust, and any security instrument creating a lien or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Beneficiary and Trustee in, the Trust Property. Grantor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgement of this Deed of Trust, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Trust

Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance. Grantor shall hold harmless and indemnify Beneficiary and Trustee, and their respective successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Deed of Trust.

         38. USURY LAWS. This Deed of Trust and the Notes are subject to the express condition that at no time shall Grantor be obligated or required to pay interest on the principal balance due under the Notes at a rate which could subject the holder of the Notes to either civil or criminal liability as a result of being in excess of the maximum interest rate which Grantor is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust or the Notes Grantor is at any time required or obligated to pay interest on the principal balance due under the Notes at a rate in excess of such maximum rate, the rate of interest under the Notes shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Notes.

         39. SOLE DISCRETION OF BENEFICIARY AND TRUSTEE. Except as may otherwise be expressly provided to the contrary, wherever pursuant to the Notes, this Deed of Trust, or any of the other Loan Documents, Beneficiary or Trustee exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary or Trustee, the decision of Beneficiary or Trustee, as the case may be, to consent or not consent, or to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of Beneficiary or Trustee, as the case may be, and shall be final and conclusive.

         40. REASONABLENESS. If at any time Grantor believes that Beneficiary or Trustee has not acted reasonably in granting or withholding any approval or consent under the Notes, this Deed of Trust or any of the other Loan Documents, as to which approval or consent either Beneficiary or Trustee has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Beneficiary or Trustee to act reasonably, then Grantor's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Grantor against Beneficiary or Trustee.

         41. RECOVERY OF SUMS REQUIRED TO BE PAID. Beneficiary and Trustee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Beneficiary or Trustee thereafter to bring an action of foreclosure, or any other action, or to otherwise effect a sale of the Trust Property pursuant to this Deed of Trust, for a default or defaults by Grantor existing at the time such earlier action was commenced.

         42. AUTHORITY. Grantor (and the undersigned representative of Grantor, if any) has full power, authority and legal right to execute this Deed of Trust, and to give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Trust Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Grantor's part to be performed.

         43. ACTIONS, CASES AND PROCEEDINGS. Beneficiary and Trustee, shall have the right to appear in and defend any action, case or proceeding brought with respect to the Trust Property and to bring any action, case or proceeding, in the name and on behalf of Grantor, which Beneficiary or Trustee, in its discretion, feels should be brought to protect their respective interests in the Trust Property.

         44. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Deed of Trust shall be held to be invalid, illegal or unenforceable in any respect, this Deed of Trust shall be construed without such provision.

         45. DUPLICATE ORIGINALS. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         46. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form and the following words shall have the following respective meanings:

                  (a) "Affiliate" shall have the meaning given to such term under Title 11 of the United States Code as now constituted;

                  (b) "Beneficiary" shall mean Beneficiary or any subsequent holder of the Notes;

                  (c) "Debt" shall mean all sums secured by this Deed of Trust;

                  (d) "default" shall mean the occurrence of any default by Grantor or other person in the observance or performance of any of the terms, covenants or provisions of the Notes, this Deed of Trust or any of the other Loan Documents on the part of Grantor or such other person to be observed or performed without regard to whether such default constitutes or would constitute upon notice or lapse of time, or both, an Event of Default under this Deed of Trust or an event of default under the Notes or any of the other Loan Documents;

                  (e) "Default Rate" shall mean the lesser of (i) eighteen (18%) percent per annum or (ii) the highest rate of interest permitted under the laws of the State of Arizona.

                  (f) "Grantor" shall mean each Grantor and any subsequent owner or owners of the Trust Property or any part thereof or interest therein;

                  (g) "Guarantor" shall mean each person guaranteeing payment of the Debt or any portion thereof or performance by Grantor of any of the terms of this Deed of Trust or any of the other Loan Documents and their respective heirs, executors, administrators, legal representatives, successors and assigns;

                  (h) "Loan" shall mean the loan in the principal sum of $13,090,000 made by Beneficiary to Grantor which is evidenced by the Notes and secured by this Deed of Trust;

                  (i) "Loan Documents" shall collectively mean the Notes, this Deed of Trust, the Credit Agreement and all other documents and instruments now or hereafter executed and delivered in connection therewith or otherwise pertaining to the Loan, as the same may be modified or amended from time to time;

                  (j) "Notes" shall mean the Notes or any other evidence of indebtedness secured by this Deed of Trust;

                  (k) "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity;

                  (l) "Trust Property" shall include any portion of the Trust I Property or interest therein; and

                  (m) "Trustee" shall mean Trustee or any successor trustee under this Deed of Trust.

Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         47. WAIVER OF NOTICE. Grantor shall not be entitled to any notices of any nature whatsoever from Beneficiary or Trustee except with respect to matters for which this Deed of Trust specifically and expressly provides for the giving of notice by Beneficiary or Trustee to Grantor, and Grantor hereby expressly waives the right to receive any notice from Beneficiary or Trustee with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Beneficiary or Trustee to Grantor.

         48. NO ORAL CHANGE. This Deed of Trust may only be modified, amended or changed by an agreement in writing signed by Grantor and Beneficiary, and may only be released, discharged or satisfied of record by an agreement in writing signed by Beneficiary. Trustee shall join in any such agreement if required for such agreement to be effective under applicable law. No waiver of any term, covenant or provision of this Deed of Trust shall be effective unless given in writing by Beneficiary and if so given by Beneficiary shall only be effective in the specific instance in which given. Grantor acknowledges that the Notes, this Deed of Trust and the other Loan Documents set forth the entire agreement and understanding of Grantor and Beneficiary with respect to the loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Notes, this Deed of Trust and the other Loan Documents.

         49. ABSOLUTE AND UNCONDITIONAL OBLIGATION. Grantor acknowledges that Grantor's obligation to pay the Debt in accordance with the provision of the Notes and this Deed of Trust is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Notes or this Deed of Trust or the obligation of Grantor thereunder to pay the Debt or the obligations of any other person relating to the Notes or this Deed of Trust or the obligations of Grantor under the Notes or this Deed of Trust or otherwise with respect to the loan secured hereby, and Grantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of Grantor to pay the Debt in accordance with the provisions of the Notes and this Deed of Trust or the obligations of any other person relating to the Notes or this Deed of Trust or obligations of Grantor under the Notes or this Deed of Trust or otherwise with respect to the loan secured hereby in any action, case or proceeding brought by Beneficiary to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Deed of Trust or any other document or instrument securing repayment of the Debt, in whole or in part

         50. WAIVER OF TRIAL BY JURY. GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND TRUSTEE BY ITS ACCEPTANCE OF THIS DEED OF TRUST AND BENEFICIARY BY ITS ACCEPTANCE OF THE NOTES AND THIS DEED OF TRUST IRREVOCABLY AND UNCONDITIONALLY WAIVE, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE NOTES, THIS DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS.

         51. WAIVER OF STATUTORY RIGHTS. Grantor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws to the full extent that Grantor may do so under applicable law. Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Trust Property marshalled upon any foreclosure of the lien of this Deed of Trust and agrees that any court having jurisdiction to foreclose such lien may order the Trust Property sold as an entirety. Grantor hereby waives for itself and all who may claim through or under it, and to the full extent Grantor may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust or granted under any statute now existing or hereafter enacted.

         52. RELATIONSHIP. The relationship of Beneficiary to Grantor hereunder is strictly and solely that of lender and borrower and nothing contained in the Notes, this Deed of Trust or any of the other Loan Documents is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Beneficiary and Grantor other than as lender and borrower.

         53. CREDIT AGREEMENT. This Deed of Trust is subject to all of the terms, covenants and conditions of a certain Credit Agreement dated the date hereof entered into between Beneficiary and Grantor (herein referred to as the "Credit Agreement"), which Credit Agreement and all of the terms, covenants and conditions thereof are by this reference incorporated herein and made a part hereof with the same force and effect as if set forth at length herein. The proceeds of the Loan secured hereby are to be advanced by Beneficiary to Grantor in accordance with the provisions of the Credit Agreement. Grantor shall observe and perform all of the terms, covenants and conditions of the Credit Agreement on Grantor's part to be observed or performed. All advances made and all indebtedness arising and accruing under the Credit Agreement from time to time shall constitute part of the Debt and shall be secured hereby. In the event of any conflict or ambiguity between the terms, covenants and conditions of this Deed of Trust and the Credit Agreement, the terms, covenants and conditions which shall enlarge the rights and remedies of Beneficiary and the interest of Beneficiary in the Trust Property, afford Beneficiary greater financial security in the Trust Property and better assure payment of the Debt in full, shall control.

         54. DEPOSITS. Whenever in this Deed of Trust, Grantor is required to deposit monies with Beneficiary to secure obligations of Grantor under this Deed of Trust or as a condition precedent to Grantor right to contest certain obligations, such monies shall (unless otherwise specifically provided to the contrary in this Deed of Trust) be held in a non-interest bearing account selected by Beneficiary, which account may be co-mingled with other funds of or held by Beneficiary and on which non-interest bearing account Beneficiary shall be entitled to earn interest for its own account notwithstanding the fact that insofar as Grantor is concerned such account is non-interest bearing. In order to secure the payment of the Debt and the performance by Grantor of their respective obligations under the Loan Documents, Grantor hereby grants and assigns to Beneficiary a security interest in and to all monies from time to time on deposit in any such account. Upon the occurrence of an Event of Default, Beneficiary shall have the absolute right to apply all or any portion of the balances held in any such accounts to the payment of the Debt whether or not due and payable in such order, priority and proportions as Beneficiary in its discretion shall deem appropriate.

         55. RETENTION OF COUNSEL AND CONSULTANTS. If Beneficiary deems it to be in its best interest to retain the assistance of persons, firms or corporations (including, but not limited to, attorneys, title insurance companies, third party escrow agents, appraisers, engineers and surveyors) with respect to any request for consent or approval by Beneficiary under the Loan Documents, Grantor shall reimburse Beneficiary within ten (10) days of demand by Beneficiary for all reasonable costs incurred in connection with the employment of such persons, firms or corporations.

         56. TRANSACTION COSTS. Grantor shall pay all recording and filing fees, transfer taxes, title insurance premiums, escrow and other title company charges, attorneys' fees (including the fees and expenses of outside counsel for Beneficiary and excluding fees and expenses of in-house counsel for Beneficiary), appraisal and survey fees, environmental engineer and consultant fees, consulting architect fees, financial consultant fees, fees of other engineers and consultants, if any, insurance costs and all other expenses in connection with the making of the Loan.

         IN WITNESS WHEREOF, Grantor has duly executed and delivered this Deed of Trust the day and year first above written.

                                       NEXTHEALTH, INC., a Delaware
                                       corporation

                                       By:/s/ Bertha B Kenny
                                          ------------------------
                                       Name:Bertha B Kenny
                                       Title: Corp Secretary


                                       FIDELITY NATIONAL TITLE AGENCY,
                                       INC., trustee aforesaid, an Arizona
                                       corporation

                                       By:/s/ Anna M Kane
                                          ------------------------
                                       Name: Anna M Kane
                                       Title: Assistant Vice President

                                       AP LOM LLC, a Delaware limited
                                       liability company

                                       By: AP GP LOM LLC, its Managing Member

                                       By: Kronus Property, Inc.

                                       By:/s/ Alfred Trivilino
                                          -------------------------
                                       Name: Alfred Trivilino
                                       Title: Vice President


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